Rand Logistics Inc.

OTCBB: RAQC, RAQCW, RAQCU


CUYAHOGA







December 2006

Disclaimer

This presentation contains "forward-looking statements", as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes", "expects", "projects", and similar expressions and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

Business Highlights

- Formed via Rand Acquisition Corporation's March 2006 acquisition of Lower Lakes Towing, Lower Lakes Transportation and Grand River Navigation
- A leading provider of bulk freight shipping services throughout the Great Lakes operating 11 vessels
- Transport aggregates, coal, iron ore, salt, grain, and other dry bulk commodities
  - Over 95% of business under long-term contract
- Operate under the Jones Act & Canada Marine Act
  - Only major company on the Great Lakes providing domestic port-to-port services in both U.S. & Canada
- First half '07 results: revenues rose 38% to $46.0mm*; EBITDA grew 29% to $10.5mm

* Excludes outside voyage charters

Sustainable Strategic and Competitive Advantages

Positive Market Dynamics

- Leading relative market share
- Demand exceeds supply
- New builds not economically feasible

Barriers to Entry

- Jones Act & Canada Marine Act protected
- Low cost operator
- Customer network web
- Diversified freight & customers

Positioned for Growth

- Strong base business with stable cash flow
- Platform for continued organic and external growth
- Experienced operational management team

SUSTAINABLE STRATEGIC AND COMPETITIVE ADVANTAGES

Positive Market Dynamics

Leading Relative Market Share

U.S. FLAG GREAT LAKES
RIVER CLASS FLEETS


Rand
American Steamship
Interlake Steamship

CANADIAN FLAG GREAT LAKES
RIVER CLASS FLEETS


Rand
Algoma Central
Upper Lakes Shipping

Demand Exceeds Supply



Annual River Class Carrying Capacity
versus U.S. Flag Limestone Carriage
Tons
(mm)
38
37
36
35
34
33
32
31
30
29
28
27
26
25
24
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
10-YEAR AVERAGE
ANNUAL LIMESTONE
CARRIAGE
ANNUAL RIVER CLASS
CARRYING CAPACITY (EST.)
16
BOATS
11
BOATS

New Builds Not Economically Feasible

- Last self-propelled vessel built nearly 20 years ago
- Challenging economics associated with building any type of self-unloading vessel for Great Lakes trade:
  - Fresh water trade results in extended vessel life
  - Difficult to generate acceptable return on capital, given construction cost and current/projected freight rates
  - Rand's cost basis makes construction of new vessels probitively expensive
  - Recent conversion of self-propelled vessel to tug & barge
- Canadian competitor's fleet will require significant rebuild over the next 7-10 years due to exposure to salt water

SUSTAINABLE STRATEGIC AND COMPETITIVE ADVANTAGES

Barriers to Entry

Jones Act & Canadian Marine Act Protected

- Jones Act states that cargo carried *between* U.S. ports must be carried aboard ships that are:
  - Built by U.S. citizens
  - Crewed by U.S. citizens
  - Owned by U.S. citizens
- Canadian Marine Act states that cargos carried *between* Canadian ports must be carried aboard ships that are:
  - Crewed by Canadian citizens
  - Built in Canada (25% duty on foreign-built vessels, no duty on NAFTA-built vessels)
  - Headquartered in Canada

Low Cost Operator

- Labor accounts for approximately 45% of costs
- Company founded in 1994; no legacy or retiree costs
- Non-unionized in Canada; favorable union contract in U.S.
- Operate with up to eight fewer crewmen than many competitors
- Generate approximately $500,000 in cost savings per vessel per year

	Employees		
	Crew	Admin	Total
U.S.	140	7	147
Canada	122	17	139
	262	24	286

Customer Network Web

- Broad customer base with large orders promotes scheduling flexibility, increased backhauling and less downtime
- Service approximately 50 customers in a diverse array of end markets
- Longstanding customers include leaders in their industries; 3-5 year contracts
- Sole-source shipper for several significant customers.
- Have never lost a major customer

Customer Network Web Enables Efficiencies



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Thessalon
Drummond Island
Port Inland
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
Escanaba
LAKE HURON
Calcite
Stoneport
Charlevoix
Alpena
WISCONSIN
Midland
Toronto
LAKE ONTARIO
Manistee
Green Bay
Goderich
Ludington
Saginaw
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
NEW YORK
Marysville
LAKE MICHIGAN
Muskegon
Grand Haven
Holland
Milwaukee
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Chicago
Marblehead
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

Customer Network Web Enables Efficiencies



LAKE ERIE
CLEVELAND
CUYAHOGA RIVER
Lafarge Corporation
Oglebay Norton
Pellet Terminal
Ontario Stone
Ontario Stone
Cargill Salt
Sand Products
Mid-Continent Coke
Ontario Stone
Osborne Stone
Osborne Stone
Lafarge Corporation
Morton Salt
Mittal Steel
Cuyahoga Road
Products
Iron, Ore
Salt
Sand
Stone
Coke
Mill Scale, Slag
Discharge Dock
Loading Dock
2,500 FT

Diversified Freight & Customers

DIVERSE FREIGHT COMPOSITION

CARGO MIX - FISCAL YEAR 2006


ORE
21%
SALT
12%
44%
11%
COAL/COKE
3%
4%
4%
AGGREGATES
GRAINS
SLAG
1%
SAND
OXIDES

Freight composition excludes cargo carried by outside parties on behalf of the Company

Excludes cargo carried by outside parties on behalf of the company

SAMPLE KEY CUSTOMERS

LAFARGE

MORTON SALT

Algoma

OGLEBAY NORTON

Parrish & Heimbecker, Limited

Cargill

SUSTAINABLE STRATEGIC AND COMPETITIVE ADVANTAGES

Positioned for Growth

Growth Strategy

- Organic growth
  - Increase share in currently served market areas
  - Price increases
    - Recently signed renewal contracts with increases roughly double historical norms
      - 3-5 year contracts
    - Strong demand, limited capacity and continued consolidation on the Great Lakes bodes well for future pricing
  - Further strengthening of backhaul business
    - Indications from existing customers (grain, salt and coal)
- Continued enhancements to fleet and operating performance

Growth Strategy

- External growth
  - Near-term: Jones Act assets on the Great Lakes
    - Have customer demand to fill additional capacity
    - Vessels carrying cargos not presently hauled
  - Medium-term: Jones Act assets in other markets
  - Long-term: assets with predictable cash flows, defined markets and barriers to entry that focus on shipping or related areas

Growth through Consolidation

- Origin: small tug and barge operator
- Current operational management team expanded capacity by adding U.S. and Canadian flagged vessels in six transactions since 1999
- Now: one of the most dynamic and fastest growing shipping companies on the Great Lakes

NUMBER OF VESSELS



12
10
8
6
4
2
0
'99
'00
'01
'02
'03
'04
'05
'06
08/06

Fiscal Years Ended March 31

Strong Historical Growth



REVENUES
($mm)
ADJUSTED EBITDA (1)
80
70
60
50
40
30
20
10
0
12
10
8
6
4
2
0
2002
2003
2004
2005
2006
LTM 9/30 2006
12 Months Ended March 31
Revenues
Adjusted EBITDA

Q2'07 RESULTS:

- Revenues rose 46% to $26.1mm (excludes outside voyage charters)
- EBITDA grew 31% to $6.2mm

(1) Adjusted for one-time vessel incidences/unusual repairs, which occurred before the Rand acquisition. See slide 26 for additional information.

Recent Growth through Consolidation

- August 2006: Entered into time charter agreement with Wisconsin & Michigan Steamship Company
- Exclusive capacity utilization of three self-unloading bulk carriers (WMS recently purchased them from Oglebay Norton)
- The WMS vessels provide an opportunity for meaningful shareholder value creation:
  - Significant operating improvement potential
  - Enhanced scheduling flexibility
  - Newer and larger capacity vessels (increases daily capacity by 44%)
  - Rationalizes River Class market
  - Leverages existing infrastructure
  - Increases customer network web

Recent Growth through Consolidation

- Vessels have been integrated into the fleet and are being fully utilized under long-term contracts
- Expect the boats to be accretive to EBITDA
- Basic charter period runs through 2008; extension at Rand's option through 2013
- Option to purchase the vessels at any time during the charter period



Recent Common Equity Placement

- August 2006: placed $13 million of common equity with institutional investors
  - 2,402,957 shares at $5.41 per share
- Utilized approximately $7 million of the proceeds for the WMS time charter transaction
- Remainder earmarked for:
  - Discretionary investments in existing fleet
  - Selective acquisition opportunities
  - Other operational needs

Management Highlights

- Management team is “eating their own cooking”:
  - Senior executive management owns approximately 13% of the outstanding shares
  - Operational management team exchanged approximately $3.0 million in consideration for 6.6% of the Company
  - $1.0 million management warrant purchase program currently underway
  - Rand founders actively engaged in building further value
- Operational management team has a record of successfully consumating and integrating acquisitions

Summary

Sustainable Strategic and Competitive Advantages

Positive Market Dynamics

- Leading relative market share
- Demand exceeds supply
- New builds not economically feasible

Barriers to Entry

- Jones Act & Canada Marine Act protected
- Low cost operator
- Customer network web
- Diversified freight & customers

Positioned for Growth

- Strong base business with stable cash flow
- Platform for continued organic and external growth
- Experienced operational management team

Selected Financial Information

Pro Forma Summary Statement of Operations (unaudited)

	Three Months ended 9/30/06	Pro Forma Three months ended 9/30/05	Six months ended 9/30/06	Pro Forma Six months ended 9/30/05	Pro Forma Year ended 12/31/05
Revenue - Company operated vessels	$26,066,926	$17,820,738	$45,959,229	$33,322,259	$53,819,958
Revenue - Outside voyage charter revenue	1,320,877	1,485,862	3,673,690	3,047,984	7,420,577
	27,387,803	19,306,600	49,632,919	36,370,243	61,240,535

Reconciliation of Income before Interest, Other Income and Expenses and Income Taxes to EBITDA

	Lower Lakes Excluding Rand Year Ended March 31, 2005	Lower Lakes Including Rand Year Ended March 31, 2006	Three months Ended September 30, 2006	Three months Ended September 30, 2005	Six months Ended September 30, 2006	Six months Ended September 30, 2005
Combined						
Income before interest, other income and expenses and income taxes	6,065,248	3,227,879	4,409,552	3,660,653	7,178,344	5,823,375
Rand G&A (2005 only)	150,085			79,503		143,739
Loss on asset disposal	113,405	-	-	-	-	-
Loss (gain) on foreign exchange	(435,655)	30,789	52,592	(75,490)	89,278	28,039
Depreciation and amortization of drydock costs and intangibles	3,886,685	5,172,390	1,747,797	1,227,885	3,238,876	2,427,605
EBITDA	9,479,598	8,431,058	6,209,941	4,733,545	10,506,498	8,135,280

Selected Financial Information

Lower Lakes Entities - Pre-Acquisition EBITDA Adjustments

($ US in thousands)	For the Twelve Months Ended March 31, 2002	2003	2004	2005	2006	Last 12 Mos. End. 9/30/06
Vessel Incidents / Unusual Repairs						
Saginaw - Sandblasting	-	-	-	-	-	-
McKee - Bridge Incident	-	-	-	-	-	-
Mississagi - Engine	-	-	-	-	-	-
Cuyahoga - Dock Strike	-	-	$291	-	-	-
Michipicoten - Grounding	-	-	265	-	-	-
Michipicoten - Late Fitout	-	-	211	-	-	-
Maumee - Weather Damage	-	-	175	-	-	-
Calumet - Heavy Wind Storm Boom Damage	-	-	126	-	-	-
Maumee - Boom Hoist Failure	-	-	99	-	-	-
Cuyahoga - Major Elevator Incident	-	-	85	-	362	-
Saginaw - Major Elevator Incident	-	-	84	-	-	-
Michipicoten - Bottom Strike	-	-	55	-	-	-
Mississagi - Engine	-	-	21	-	-	-
McKee - Rail Incident	-	$77	-	-	-	-
Saginaw - Rudder Repair	-	67	-	-	-	-
Mississagi - Canal Wall Strike	-	-	-	-	361	-
Mississagi - Lost Rudder	-	-	-	-	295	295
Sub-Total	0	144	1,413	0	1,018	295
Other / Timing						
Legal Claims	-	-	265	-	-	-
Bonus Accrual	-	(200)	200	-	-	-
Insurance Installment	-	(157)	157	-	-	-
Executive Search - CFO	-	-	21	-	-	-
Sub-Total	0	(357)	643	0	0	0
Total	$0	($213)	$2,056	$0	$1,018	$295